UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2012

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hermann Drive
Alvin, Texas 77511
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of the stockholders during Team Inc.’s (the “Company”) Annual Meeting of Stockholders held on September 27, 2012 (the “Annual Meeting”) are set forth below.

1.	Election of Directors.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Vincent D. Foster Jack M. Johnson	15,878,862 15,957,554	582,879 504,187	2,100,145 2,100,145

2.	Ratification of the appointment of KPMG LLP.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,392,120	160,890	8,876	---

3.	Advisory vote on Named Executive officer Compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,894,912	534,969	31,859	2,100,146

4.	Approval of the Team, Inc. Executive Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
15,929,850	501,861	30,029	2,100,146

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By: /s/ André C. Bouchard
André C. Bouchard
Senior Vice President – Administration, General Counsel and Secretary

Dated: October 2, 2012